Building a Sustainable, Fully Integrated Biotechnology Company September 2011 Exhibit 99.1

Forward Looking Statements

•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
• These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include statements regarding: the therapeutic potential of Infinity’s Hedgehog pathway, Hsp90, PI3K and FAAH inhibitors; the potential of IPI-926 and Hedgehog pathway inhibition in addressing chondrosarcoma, pancreatic cancer and myelofibrosis; the completion of enrollment in the Phase 2 trial of IPI-926 in pancreatic cancer by the end of 2011; the initiation a
Phase 2 trial of IPI-926 in myelofibrosis in the third quarter of 2011; the potential of combination therapy based on retaspimycin HCl in addressing non-small cell lung cancer; the potential expansion of the Phase 2 trial of retaspimycin HCl in combination with docetaxel;
the commencement of Phase 1 clinical development of IPI-145 in the second half of 2011 and Phase 2 development of IPI-940 in pain by Purdue; 2011 financial guidance (including total revenues, operating cash burn, and year-end cash and investments balance), and the expectation that Infinity will have capital to support its current operating plan into 2014.
• Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with
Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; development of agents by Infinity’s competitors for diseases in which
Infinity is currently developing its product candidates; market acceptance of any products Infinity or its partners may successfully develop; and, Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's quarterly report on Form 10-Q for the quarter ended June 30, 2011 filed with the U.S. Securities and Exchange
Commission on August 9, 2011.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
• Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Infinity Pharmaceuticals

2011
2012
2013
and beyond
4
5+

• Clear registration paths
• Multiple possible indications
• Substantial market potential
• Full U.S. commercial rights
in oncology/inflammation
INFI in 2011: Considerable Near-Term
Momentum
• Well-financed, with capital into 2014
• Purdue/Mundipharma alliance enables robust clinical development and approval strategies; provides access to markets ex-US & those best served by a GP sales force
•
Compelling scientific rationale
• Intriguing Phase 1b clinical data
• Underserved markets
Novel
candidates in
development
• Rigorous, adaptive trials
• Companion biomarker strategy
Active
phase
2 trials

Advancing Pipeline with Broad Commercial
Potential

Discovery Phase 1 Phase 2 Phase 3 Preclinical
Hedgehog: IPI-926
Hsp90: Retaspimycin HCl
FAAH: IPI-940
PI3K: IPI-145
Pancreatic Cancer
Gemcitabine Combo
Chondrosarcoma
Solid Tumors
Docetaxel Combo
Non-Small Cell Lung Cancer
Discovery Programs
Myelofibrosis
Everolimus Combo
Non-Small Cell Lung Cancer

IPI-926: Addressing Difficult-to-Treat Cancers by Targeting the Hedgehog Pathway

IPI-926: Overview

• Disrupts malignant activation of the Hedgehog pathway by inhibiting
Smoothened
– Hedgehog pathway known to drive multiple difficult-to-treat cancers
• Product strategy
– Target areas of significant unmet need
– Leverage strong scientific rationale
– Pursue tractable clinical development path
– Deliver commercially differentiated product

Large unmet need
• ~35,000 deaths /
year in the U.S. alone
• Average survival
<6 months
• 5-year survival <5%
Resistant to therapy
• Gemcitabine
approved Rx with
only a ~6 wk survival
benefit
• Multiple failures in
Phase 2 and Phase 3
Treating Pancreatic Cancer Requires a
Fundamentally Novel Approach

Source: Xiong et. al, 2006. Drugs 66 (8): 1059-72.
Multiple Failures in Pancreatic Cancer
Single Agents
•
Topotecan
•
Irinotecan
•
Cisplatin
•
Oxaliplatin
•
Ifosfamide
•
Epirubicin
•
Docetaxel
•
Paclitaxel
•
Capeticabine
•
Pemetrexed
Combinations with Gemcitabine (Gem)
•
Gem + Fluorouracil
•
Gem + Cisplatin
•
Gem + Irinotecan
•
Gem + Oxaliplatin
•
Gem + Exatecan
•
Gem + Epirubicin
•
Gem + Carboplatin
•
Gem + Mitomycin
•
Gem + Docetaxel
•
Gem + Capeticabine
•
Gem + Pemetrexed
•
Gem + Tegafur/Uracil
•
Gem + Fluorouracil +
Leucovorin
•
Gem + Fluorouracil +
Cisplatin
•
Gem + Fluorouracil  +
Tegafur/Uracil
•
Gem + Fluorouracil +
Cisplatin + Epirubicin

IPI-926 Enhances Delivery of Gemcitabine
to Tumor

Vehicle Gemcitabine alone
IPI-926 +
gemcitabine
Current standard of care
in pancreatic cancer
Tumor cell nuclei
Fluorescent contrast agent
IPI-926 + gemcitabine doubles median survival in a mouse model of pancreatic cancer
(Olive et al. 2009, Science 324: 1457-61.)

% Alive

Inhibition of Hedgehog Signaling Enhances Delivery of Chemotherapy in a Mouse Model of Pancreatic Cancer

Kenneth P. Olive,[1] Michael A. Jacobetz,[1*] Christian J. Davidson,[2*] Aarthi Gopinathan,[1,2*] Dominick McIntyre,[1] Davina Honess,[1] Basetti Madhu,[1] Mae A. Goldgraben,[2] Meredith E. Caldwell,[2] David Allard,[1] Kristopher K. Frese,[1] Gina DeNicola,[1,2] Christine Feig,[2] Chelsea Combs,[2] Stephen P. Winter,[1] Heather Ireland-Zecchini,[1] Stefanie Reichelt,[1] William J. Howat,[1] Alex Chang,[3] Mousumi Dhara,[3] Lifu Wang,[2,4] Felix Rückert,[5] Robert Grützmann,[5] Christian Pilarsky,[5] Kamel Izeradjene,[6] Sunil R. Hingorani,[6] Pearl Huang,[7] Susan E. Davies,[8] William Plunkett,[9] Merrill Egorin,[10] Ralph H. Hruban,[3] Nigel Whitebread,[11] Karen McGovern,[11] Julian Adams,[11] Christine Iacobuzio-Donahue,[3] John Griffiths,[1] David A. Tuveson[1]†

Pancreatic ductal adenocarcinoma (PDA) is among the most lethal human cancers in part because it is insensitive to many chemotherapeutic drugs. Studying a mouse model of PDA that is refractory to the clinically used drug gemcitabine, we found that the tumors in this model were poorly perfused and poorly vascularized, properties that are shared with human PDA. We tested whether the delivery and efficacy of gemcitabine in the mice could be improved by coadministration of IPI-926, a drug that depletes tumor-associated stromal tissue by inhibition of the Hedgehog cellular signaling pathway. The combination therapy produced a transient increase in intratumoral vascular density and intratumoral concentration of gemcitabine, leading to transient stabilization of disease. Thus, inefficient drug delivery may be an important contributor to chemoresistance in pancreatic cancer.

(1–3). Oncology drug development relies heavily on mouse models bearing transplanted tumors for efficacy testing of agents. However, such models of PDA respond to numerous chemotherapeutic agents, including gemcitabine (4–9), which suggests that their predictive utility may be limited. Genetically engineered mouse models of PDA offer an alternative to transplantation models for preclinical therapeutic evaluation. We have previously described KPC mice, which conditionally express endogenous mutant Kras and p53 alleles in pancreatic cells (10) and develop pancreatic tumors whose pathophysiological and molecular features resemble those of human PDA (11). Here, we have used the KPC mice to investigate why PDA is insensitive to chemotherapy.

We first compared the effect of gemcitabine on the growth of pancreatic tumors in four mouse models: the KPC mice and three distinct tumor transplantation models (12, 13). Gemcitabine inhibited the growth of all transplanted tumors, irrespective of their human or mouse origin (Fig. 1A), but did not induce apoptosis (Fig. 1B). Rather, proliferation was substantially reduced in all transplanted tumors (fig. S1A). In contrast, most tumors (15 of 17 tumors) in gemcitabine-treated KPC mice showed the same growth rate as in saline-treated controls (Fig. 1C). This is consistent with

Sciencexpress / www.sciencexpress.org / 21 May 2009 / Page 1 / 10.1126/science.1171362

Strong Preclinical Rationale for IPI-926
in Pancreatic Cancer

Controls
IPI-926 + Gemzar®
Days
IPI-926 + Gemzar
®
doubles median survival
in pancreatic cancer model
0 10 20 30 40 50 60 70 80 90
0
20
40
60
80
100

Rapid Translation of Preclinical Insights to
Randomized Phase 2 Clinical Trial

• Primary endpoint is overall survival
– Secondary endpoints include progression free survival, time to progression, overall response rate
• Rigorous design to mitigate Phase 3 risk
• On track to complete enrollment by YE 2011
Dose
Escalation
MTD
IPI-926 (QD) + gemcitabine
(n = 60)
Placebo + gemcitabine
(n = 60)
Phase 1b Phase 2
1:1
Randomization

Patients (N = 16)
IPI-926 110 mg
IPI-926 130 mg
IPI-926 160 mg
PR Partial Response
+30%
+20%
+10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
Best % Change in Sum of Target Lesions
PR
PR
PR
PR
PR

Encouraging Activity and Tolerability Observed
in Phase 1b
• IPI-926 + gemcitabine
led to a 31% response
rate
– Overall response rate to
gemcitabine is historically
<10%*
• Favorable PK and safety
profile
– No interaction between IPI-
926 and gemcitabine
– Most common AEs were
fatigue and nausea
– Combination did not reveal
unique or more severe AEs

Stephenson et al., ASCO 2011.
*Moore, et al. J Clin Oncol 25:1960-6.; Seitz et al. Oncology 18:43-7.

IPI-926 Leads to Stromal Pathway Activation
in Pancreatic Cancer Tumors

• Nuclear localization of
Gli-1 is a molecular
marker of Hedgehog
pathway activation
• Presence of Gli-1
consistent with paracrine
signaling in tumor
stroma
Stephenson et al., ASCO 2011.

Myelofibrosis: Phase 2 Trial
• Hedgehog pathway plays a key role in pathogenic fibrosis
– Significant need exists for novel treatment options that can directly target the malignant fibrosis underlying this disease
• No current treatments for underlying disease
– Agents in development reduce spleen size, address symptoms
• Phase 2 trial expected to start in Q3’11
–
Design:
Single-arm, single-agent, exploratory trial in up to
45 patients with myelofibrosis
–
Dose:
160 mg IPI-926 administered orally once daily
–
Primary endpoint:
Hematologic response rate

Chondrosarcoma: First and Only
Randomized Trial in this Patient Population
• Significant unmet need
– Chondrosarcoma is highly resistant to chemotherapy
and radiotherapy
– Therapeutic standard is surgery
– No effective treatments and no established standard of care for patients with metastatic or locally advanced, inoperable disease

• Preclinical data suggests inhibiting the Hedgehog pathway
reduces tumor volume and leads to calcification
• IPI-926 granted Orphan Drug Designation by FDA and EMA in
this indication

Rigorous Phase 2 Trial Under Way
• Global trial at approximately 40 sites
• Randomized, double-blind, single-agent, placebo controlled study in metastatic or locally advanced, inoperable chondrosarcoma
– Trial design reviewed with FDA and EMA prior to study
• Primary endpoint is progression free survival
– Secondary endpoints include time to progression, overall survival, overall response rate and response duration
~100
Patients
IPI-926 (QD)
Placebo

2:1
Randomization
Progression -
crossover to IPI-926

Retaspimycin HCl (IPI-504) Targeting Non-Small Cell Lung Cancer Through Hsp90 Inhibition

Function of Hsp90
•
“Chaperone” protein necessary for stability
and function of certain ‘client’ proteins,
including oncoproteins
Retaspimycin HCl (IPI-504)
• Highly potent, selective, water
soluble Hsp90 inhibitor
Program strategy; determine optimal:
Dose and schedule
Combination agents
Indications
Current status: Two clinical trials in NSCLC

Heat Shock Protein 90 (Hsp90):
An Important Cancer Target

• Based on clinical data from
Phase 1b study
• Adaptive, randomized Phase 2
• Biomarker exploration
Combination with
Docetaxel in
Patients with a
Smoking History
• Based on preclinical data in well-
defined patient population
• Phase 1b/2 exploratory study
Combination with
Everolimus in
Patients with a
KRAS Mutation
Retaspimycin HCl: Potential Breakthrough
Approach to NSCLC
Pursuing multiple development paths as combination therapy

+60%
+40%
+20%
0%
-20%
-40%
-60%
-30%
Best % Change in Target Lesion Size
Partial Response
Stable Disease
Progressive Disease
Patients (N = 20)

Phase 1b Trial: Clinically Active in
Combination with Docetaxel

Compelling Phase 1b data
• Partial response seen in 6
patients (ORR = 26%)
– Docetaxel response rate is
~8%, and PFS is ~3 months
• Stable disease seen in 7
patients
1
Riely et al., ASCO 2011.
2
Hanna, et al. J Clin Oncol 22:1589-97.
1
2

Responses Observed in Patients with
Historically Poor Prognoses
• In exploratory analyses, patients with the highest response rates fell into overlapping categories:
– Current or former smokers (ORR = 33%)
– Those with squamous cell carcinoma (ORR = 43%)

Historical 2
Line
Docetaxel
NSCLC
Patients in
Trial
N=23
Smokers
N=18
Squamous
Cell
Carcinoma
N=7
Patient Populations
Retaspimycin HCl plus Docetaxel
Overall Response Rate
Riely et al., ASCO 2011.
nd

≤
1.0
0.8
0.6
0.4
0.2
Probability of survival
0
12
24
36
48
60
Months After Diagnosis

Best Percent Change from Baseline for Patient
50 %
40 %
30 %
20 %
10 %
0 %
-10 %
-20 %
-30 %
-40 %
-50 %
-60 %
15
20
25
30
35
40
45
50
55
Pack Years

NSCLC Patients with Smoking History
Responded Favorably to Retaspimycin HCl
Janjigian et al. Cancer
2010. 116(3):670.
Tumor Response to Retaspimycin HCl plus Docetaxel
by Smoking History
NSCLC Patient Survival
by Smoking Status
Log rank p=0.03

Tumor response increased with
increase in smoking pack years
In general, smokers with NSCLC have
lower survival rates than non-smokers
Never (331)
15 pack years (270)
> 15 pack years (1409)
Median
17.8 mo
14.6 mo
10.8 mo

Phase 1b Trial: Favorable Safety Profile
• All toxicities were manageable
• No unexpected or overlapping toxicities seen
• GI toxicities were primarily Grade 1 or Grade 2
• No significant ocular toxicities were observed
• No dose reductions or discontinuations in response to liver function tests

Riely et al., ASCO 2011.

Adaptive Phase 2 Trial Ongoing in NSCLC

~100 smokers w/
2
nd
- or 3
rd
-line
NSCLC
(docetaxel naïve)
•
1° Endpoint:
•
2° Endpoints:
•
Exploratory:
Biomarkers, PG markers
Sub-population expansion
up to 45 additional patients
Sub-population expansion
up to 45 additional patients
Docetaxel (q3w) +
Retaspimycin HCl (weekly)
(N=50)
Docetaxel (q3w) +
placebo(weekly)
(N=50)
•
Dosing Schedule
– retaspimycin HCl: 450 mg/m
2
IV QW
– docetaxel: 75 mg/m
2
IV Q3W
Interim Analysis
OS
PFS, ORR, Safety
R

Phase 1b/2 Trial Ongoing in NSCLC Patients
with mKRAS
• Encouraging preclinical rationale
– Retaspimycin HCl plus an mTOR inhibitor resulted in synergistic activity and substantial tumor regression in a mouse model
1
• Exploratory Phase 1b/2 trial underway in up to 45 patients with a
KRAS mutation
– Phase 1b:  Dose-escalation study to determined recommended dose combination
– Phase 2:  Will evaluate safety and clinical activity; may be expanded based on overall response rate

1
Research conducted in collaboration with Karen Cichowski at Harvard Medical School.

Hypothesis:  In combination, these agents may synergize by promoting ER stress. This process may be fueled by excessive oxidative stress, caused by Hsp90 dependent ROS production and mTOR inhibition dependent suppression of antioxidant pathways.
G6PD suppression

Preclinical Model:
Potential MOA for Synergy of Retaspimycin HCl
with Everolimus in RAS Mutant Tumors
ER Swelling
control
Rapa / 504
Massive accumulation of
autophagosomes
Decrease in Cellular
antioxydants
ROS generation
Hsp90 inhibition
mTOR inhibition

% NSCLC Patients
by Cell Type (2009)
% Stage IIIb/IV NSCLC Patients
by Smoking Status (2009)
NSCLC: Significant Commercial Opportunity
% NSCLC Patients
by Mutation Status (2009)

Squamous
Cell
Carcinoma
35%
Adenocarcinoma
47%
Large Cell
Carcinoma
18%
> 15 pack years
70%
KRAS
30%
Non-KRAS
70%
Sources: Decision Resources NSCLC Pharmacor Report, June 2009; Cancer. 2010 February 1; 116(3): 670–675. doi: 10.1002/cncr.24813.
Estimates based upon G7 regions (US, UK, IT, DE, ES, FR, JP)
Phase 1b/2 trial of
retaspimycin HCl +
everolimus
Phase 2 trial of retaspimycin HCl + docetaxel
~145,000 ~182,000
~125,000
Non-smokers &
15 pack years
30%

IPI-926 and Retaspimycin HCl:
Development Summary
IPI-926
• Opportunity to deliver commercially differentiated product for broad range of difficult-to-treat cancers
• Phase 2 clinical trial program underway
– Pancreatic cancer:  On track to complete enrollment by YE 2011
– Myelofibrosis:  Trial expected to begin in Q3’11
– Chondrosarcoma:  Enrollment ongoing
Retaspimycin HCl
• Combination therapy based on retaspimycin HCl may provide important therapeutic benefit in NSCLC
• Two trials underway
– Phase 2 trial in combination with docetaxel in smokers
– Phase 1b/2 trial in combination with everolimus in patients with KRAS mutation

Additional Pipeline Opportunities

IPI-145: Novel PI3K Inhibitor Rapidly
Advancing to the Clinic

• IPI-145 is a potent, oral inhibitor of PI3K and
PI3K
– PI3K plays a role in hematologic
malignancies and inflammatory conditions
• Compelling human proof-of-concept of PI3K
inhibition in heme malignancies
– IPI-145 is 10- to 30-fold more potent inhibitor of
PI3K than PI3K inhibitor with reported data
• Data suggest inhibition of PI3K is important,
particularly in inflammation
– IPI-145 has shown compelling preclinical activity in
several models of inflammation
• Phase 1 development expected to begin in 2H
2011

• IPI-940 inhibits FAAH and is designed to potentiate the effect of anandamide
Constitutively active FAAH degrades anandamide, the body’s natural source of pain relief
• Encouraging data from Phase 1 trial in healthy volunteers
Marked FAAH inhibition and increased anandamide levels
No observed dose-limiting toxicities
• Purdue and Mundipharma exercised rights for
worldwide development and commercialization
Purdue expected to begin Phase 2 development in pain
IPI-940: Phase 2-Ready FAAH Inhibitor

Strong Financial Foundation to Reach Key Inflection Points

Strategic Alliances Provide Funding and
Access to Global Markets

Hedgehog, PI3K and early discovery
• R&D funding from Mundipharma
• INFI to develop and register product candidates globally
• INFI to commercialize products in the U.S.
• Access to ex-US markets: Mundipharma to commercialize
products ex-U.S.
• INFI entitled to royalty of 10% to 20% on ex-U.S. sales
FAAH
• Purdue and Mundipharma responsible for global development
and commercialization
• Access to GP sales force: Purdue and Mundipharma
responsible for global commercialization
• INFI entitled to royalty of 10% to 20% on global sales

Financial Strength to Drive Value Creation

$152.5M Committed R&D Funding
Remaining in 2011 and 2012
$50M Line of Credit
(Balloon note at prime, matures 2019)
Cash and Investments
(as of 6/30/10)
Current and Committed Capital
$285 Million
1
Line of credit may be drawn for any corporate purpose.
~$82M
0

1
(as of 6/30/11)

2011 Financial Guidance:
Cash Runway into 2014
• Projected 2011 revenue of $90M - $95M
• Projected 2011 operating cash burn of $30M - $40M
• Anticipate year-end cash and investments balance of
$110M - $120M
– Based on current operating plan; excludes $110M R&D funding commitment from Mundipharma for 2012
• Approximately 26.6 million shares outstanding

Infinity Pharmaceuticals

2011
4
2012
5+
2013
and beyond

• Clear registration paths
• Multiple possible indications
• Substantial market potential
• Full U.S. commercial rights
in oncology/inflammation
INFI in 2011: Considerable Near-Term
Momentum
•
Compelling scientific rationale
• Intriguing Phase 1b clinical data
• Underserved markets
Novel
candidates in
development
• Rigorous, adaptive trials
• Companion biomarker strategy
Active
phase
2 trials
• Well-financed, with capital into 2014
• Purdue/Mundipharma alliance enables robust clinical development and approval strategies; provides access to markets ex-US & those best served by a GP sales force

Building a Sustainable, Fully Integrated Biotechnology Company September 2011